MANAGERS TRUST II

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND

Supplement dated September 25, 2012

to the Summary Prospectus dated May 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG Chicago Equity Partners Mid-Cap Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Summary Prospectus dated May 1, 2012 (the “Summary Prospectus”).

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated May 1, 2012, as supplemented September 25 2012, are incorporated by reference into this summary prospectus.

At a meeting held on September 20-21, 2012, the Trust’s Board of Trustees approved a plan to liquidate and terminate the Fund (the “Liquidation”) which is expected to occur on or about November 30, 2012 (the “Liquidation Date”). Effective on or about September 25, 2012, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in the manner set forth below promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective September 25, 2012, the Fund will no longer accept new investments, except for investments made (a) through omnibus accounts, (b) pursuant to automatic investment programs (such as automatic investments through 401(k) plans or the reinvestment of dividends and distributions), or (c) by certain retirement accounts, ManagersChoice® and other existing asset allocation programs investing in the Fund. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund until the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) on or about September 25, 2012, setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into any other fund in the Managers Funds’ complex (subject to minimum initial investment requirements as described in such fund’s prospectus). In the event a Direct Shareholder elects to invest in a fund with a front-end sales charge, that charge will be waived; however, subsequent investments will be subject to the sales charge. Direct Shareholders who do not elect to receive their redemption proceeds in cash or exchange into another fund in the Managers Funds’ complex by the Liquidation Date will have their redemption proceeds automatically invested through Managers Investment Group LLC in the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”), a money market fund managed by J.P. Morgan Investment Management Inc., and will remain invested in the JPMorgan Fund until they elect to redeem their shares of the JPMorgan Fund or exchange into another fund in the Managers Funds’ complex (subject to the exchange conditions described above). Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE